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NEITHER THIS WARRANT NOR THE SECURITIES TO BE RECEIVED UPON EXERCISE HEREOF HAVE
BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED, WHETHER OR NOT FOR CONSIDERATION, IN THE ABSENCE OF (1) AN EFFECTIVE REGISTRATION STATEMENT AND QUALIFICATION WITH
RESPECT TO SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER ANY APPLICABLE STATE SECURITIES LAWS OR (2) AN EXEMPTION FROM SUCH QUALIFICATION AND REGISTRATION.

                         COMMON STOCK PURCHASE WARRANT

                               NOVEMBER 20, 1998

         NETGATEWAY, INC., a Nevada corporation (the "COMPANY"), having its executive offices at 300 Oceangate, Suite 500, Long Beach, California 90802, does hereby certify and agree that, for good and valuable consideration (the existence, sufficiency and receipt of which are hereby acknowledged by the Company
                              MICHAEL VANDERHOOF,
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his heirs, successors and assigns ("HOLDER"), hereby is entitled to purchase from the Company, during the term set forth in Section 1 hereof, up to an aggregate amount of *50,000* shares (the "EXERCISE QUANTITY") of duly authorized, validly issued, fully paid and non-assessable shares of Common Stock, par value US$.001 per share, of the Company (the "COMMON STOCK"), all upon the terms and provisions and subject to adjustment of such Exercise Quantity as provided in this Common Stock Purchase Warrant (the "WARRANT"). The exercise price per share of Common Stock for which this Warrant is exercisable shall be ONE AND NO/ONE HUNDREDTHS DOLLARS ($1.00), as adjusted from time to time pursuant to the terms of this Warrant (the "EXERCISE PRICE").

         The term of this Warrant commences as of the date hereof, and shall expire at 5:00 P.M., Pacific time, on November 20, 2000. In the event that this Warrant would expire on a day that is not a Business Day (as defined below), then the term of this Warrant automatically shall be extended to 5:00 P.M., Pacific time, on the next succeeding Business Day.

         This Warrant may be exercised by the Holder of this Warrant at any time during the term hereof, in whole or in part, from time to time (but not for fractional shares, unless this Warrant is exercised in whole), by presentation and surrender of this Warrant to the Company, duly completed and executed for exercise, together with payment in the aggregate amount equal to the Exercise Price multiplied by the number of shares of Common Stock being purchased. At the option of Holder, payment of the Exercise Price may be made either by:
(i) certified check payable to the order of the Company, (ii) surrender of certificates then held representing, or deduction from the number of shares issuable upon exercise of this Warrant, of that number of shares which has an aggregate Fair Value (as defined below) on the date of exercise equal to the aggregate Exercise Price for all shares to be purchased pursuant to this Warrant or (iii) any combination of the foregoing methods. Upon the Company's receipt of this Warrant, duly completed and signed for exercise, and the requisite payment, the Company shall issue and deliver (or cause to be delivered) to the exercising Holder stock certificates aggregating the number of shares of Common Stock purchased. In the event of a partial exercise of this Warrant, the Company shall issue and deliver to the Holder a new Warrant at the same time such stock certificates are delivered, which new Warrant shall entitle the Holder to purchase the balance of the Exercise Quantity not purchased in that partial exercise and shall otherwise be upon the same terms and provisions as this Warrant.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized representative and its corporate seal, if any, to be impressed hereupon and attested to by its Secretary or Assistant Secretary.

                                       NETGATEWAY, INC.,
                                       a Nevada corporation
Attest:

    By:  /s/ Hanh M. Ngo                   By:  /s/ Donald M. Corliss, Jr.
    -------------------------------        -------------------------------
    Hanh M. Ngo                            Donald M. Corliss, Jr.
    Secretary                              President